CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Atlin Mineral Exploration Corp. (the “Company”) on Form 10-KSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nadwynn Sing, President and Chief Executive Officer and a member of the Board of Directors, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, the financial condition and result of operations of the Company.

/s/ Nadwynn Sing
Nadwynn Sing
Chief Executive Officer

January 17, 2006

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Atlin Mineral Exploration Corp. (the “Company”) on Form 10-KSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nadwynn Sing, Chief Financial Officer and a member of the Board of Directors, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, the financial condition and result of operations of the Company.

/s/ Nadwynn Sing
Nadwynn Sing
Chief Financial Officer

January 17, 2007